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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): March 27, 2003



                             MANUGISTICS GROUP, INC.
             (Exact name of registrant as specified in its charter)



Delaware                              0-22154             52-1469385
(STATE OR OTHER JURISDICTION          (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                     FILE NUMBER)        IDENTIFICATION NUMBER)



                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 255-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On March 27, 2003, Manugistics Group, Inc. (the "Company") issued an earnings release to announce its results for the fourth quarter and fiscal year ended February 28, 2003.

         A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following is filed as an Exhibit to this Report:


Exhibit
Number     Description
-------    -----------
  99       Press Release, including financial information, dated March 27, 2003.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 27th day of March, 2003.

                                         MANUGISTICS GROUP, INC.


                                         By: /s/ Raghavan Rajaji
                                            -----------------------------------
                                                 Raghavan Rajaji
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit
Number     Description
-------    -----------
  99       Press Release, including financial information, dated March 27, 2003.